UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2020

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01 Other Events.

In this report all references to “PDL,” “we,” “us,” “our” or the “Company” mean collectively PDL BioPharma, Inc. and its subsidiaries, except where it is made clear that the term means only PDL BioPharma, Inc.

As described in our Annual Report on Form 10-K for the year ended December 31, 2019 which was filed with the Securities and Exchange Commission ("SEC") on March 11, 2020, and as amended on Form 10-K/A and filed with the SEC on April 29, 2020, (collectively, the “2019 Form 10-K”) and further discussed in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “2020 First Quarter Form 10-Q”) filed with the SEC on May 11, 2020, in September 2019, we engaged financial and legal advisors and initiated a review of our strategy. This review was completed in December 2019. At such time, we disclosed that we planned to halt the execution of our growth strategy, cease making additional strategic transactions and investments and instead pursue a formal process to unlock the value of our portfolio by monetizing our assets and ultimately distributing net proceeds to stockholders (the “monetization strategy”). Pursuant to our monetization strategy, we do not expect to enter into any additional strategic transactions or investments. We further announced in December 2019 that we would explore a variety of potential transactions in connection with the monetization strategy, including a whole Company sale, divestiture of assets, spin-offs of operating entities, merger opportunities or a combination thereof.

Over the subsequent months, our Board of Directors (the “Board”) and management analyzed, together with outside financial and legal advisors, how to best capture value pursuant to our monetization strategy and best return the significant intrinsic value of the high-quality assets in our portfolio to our stockholders. During the first quarter of 2020, the Board approved a plan of complete liquidation (the “Plan of Liquidation”) and passed a resolution to seek stockholder approval at the next Annual Meeting of Stockholders to dissolve the Company under Delaware law in the event that the Board concludes that the whole Company sale process is unlikely to maximize the value that can be returned to the stockholders from our monetization process. We would, if approved by the stockholders, file a Certificate of Dissolution in Delaware and proceed to wind-down and dissolve the Company in accordance with Delaware law.

In addition, we have analyzed, and continue to analyze, the optimal mechanisms for returning value to stockholders in a tax-efficient manner, including via share repurchases, cash dividends and other distributions of assets. We have not set a definitive timeline and intend to pursue monetization in a disciplined and cost-effective manner seeking to maximize returns to stockholders. We recognize, however, that accelerating the timeline, while continuing to seek to optimize asset value, could increase returns to stockholders due to reduced general and administrative expenses as well as potentially provide faster returns to stockholders. While, as noted above, we cannot provide a definitive timeline for the monetization and wind-down process, we are targeting the end of 2020 for completing the monetization of our key assets.

As we began a comprehensive program to market and sell our key assets, this had a significant effect on the reported financial results of the Company. As of March 31, 2020, the Pharmaceutical segment and the royalty right assets within the Income Generating Assets segment met the criteria to be classified as held for sale. Those investments were reported as discontinued operations on the Condensed Consolidated Statements of Operations for the three months ended March 31, 2020 and 2019 and as Assets and Liabilities held for sale on the Condensed Consolidated Balance Sheets as of March 31, 2020 and December 31, 2019.

The Company is filing this Current Report on Form 8-K (the “Form 8-K”) to revise and recast certain historical financial information originally included in our 2019 Form 10-K, and to revise the description of the Company’s business contained in Part I, Item 1 of the 2019 Form 10-K. The information included in Exhibit 99.1 to this Form 8-K presents the financial results of the Pharmaceutical segment and royalty right assets as discontinued operations for all periods presented. These updates are consistent with the presentation of discontinued operations included in the 2020 First Quarter Form 10-Q and with rules of the SEC requiring the reissuance of prior period financial statements included or incorporated by reference in a registration statement or proxy statement to retrospectively revise and reclassify such pre-event financial statements to reflect accounting changes, such as discontinued operations. The information included in Exhibit 99.1 to this Form 8-K has been updated to present information relating only to the continuing operations of the Company.

We have revised the following portions of the 2019 Form 10-K to reflect the retrospective revisions described above:

Part I
·                                          Item 1. Business.

Part II
·                                          Item 6. Selected Consolidated Financial Data;
·                                          Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

·                                          Item 8. Financial Statements and Supplementary Data.

The information included in Exhibit 99.1 to this Form 8-K is presented in connection with the reporting changes described above and does not otherwise amend or restate the 2019 Form 10-K. Unaffected items and unaffected portions of the 2019 Form 10-K have not been repeated in, and are not amended or modified by, Exhibit 99.1 to this Form 8-K. Exhibit 99.1 to this Form 8-K do not reflect events occurring after we filed the 2019 Form 10-K, and do not modify or update the disclosures therein in any way, other than the aforementioned retrospective revisions, as well as certain other events disclosed in Events Subsequent to Original Issuance of Financial Statements within Item 7 of Exhibit 99.1 and Note 27 - Subsequent Events within Item 8 of Exhibit 99.1. We have not otherwise updated for activities or events occurring after the date these items were originally presented. This Form 8-K and Exhibit 99.1 should be read in conjunction with our other filings made with the SEC, including, and subsequent to, the date of the 2019 Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1
Updated Part I Item 1. Business, Part II Item 6. Selected Consolidated Financial Data, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, Part II Item 8. Financial Statements and Supplementary Data

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Dominique Monnet
Dominique Monnet
President and Chief Executive Officer

Dated: June 29, 2020